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                                          SECURITIES AND EXCHANGE COMMISSION

                                                WASHINGTON, D.C. 20549

                                                       FORM 8-K

                                                    CURRENT REPORT

                                       PURSUANT TO SECTION 13 OR 15 (D) OF THE
                                           SECURITIES EXCHANGE ACT OF 1934

                                  Date of Report (Date of earliest event reported):
                                                November 15, 2000

                                        THE FIRST NATIONAL BANK OF ATLANTA AS
                                         TRANSFEROR AND SERVICER ON BEHALF OF
                                       PARTNERS FIRST CREDIT CARD MASTER TRUST
                                       ---------------------------------------
                                (Exact name of Registrant as specified in its charter)

                                       PARTNERS FIRST CREDIT CARD MASTER TRUST
                                       ---------------------------------------
                                       (Issuer with respect to the securities)

   United States                                        33-95714                                         22-2716130
      Deleware                                        333-29495-01                                       22-2716130
      --------                                        ------------                                       ----------
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  (State or other                                      (Commission                                    (I.R.S. Employer
  Jurisdiction of                                     File Number)                                   Identification No.)
   Incorporation)

                                                    77 Read's Way
                                             New Castle Corporate Commons
                                              New Castle, Delaware 19720
                                       (Address of principal executive offices)

                          Registrant's telephone number, including area code: (302) 323-2359
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Item 5.  Other Events
                     None.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
                     See separate index to exhibits.

Exhibit No.          Document Description
     20              Monthly Servicer's Certificate

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)

Dated: November 17, 2000         By:  David L. Gaines
                                 Title:  Comptroller

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                     ---------------------------------------
                                 (Co-Registrant)

Dated: November 17, 2000         By:  THE FIRST NATIONAL BANK OF ATLANTA
                                 (Transferor and Servicer of the Co-Registrant)

                                 By:  David L. Gaines
                                 Title:  Comptroller

                                INDEX TO EXHIBITS

       Exhibit
       Number        Exhibit

         20          Monthly Servicer's Certificate